                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2006

                            2-TRACK GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                   333-89208               41-2036671
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                Number)           Identification Number)

               35 Argo House, Kilburn Road, London, U.K. NW6 5LF

              (Address of principal executive offices) (zip code)

                                 011-44-20-7644-0472

              (Registrant's telephone number, including area code)

                                       1

 2-Track Global Inc., a Nevada corporation ("Registrant"), submits the following report on Form 8-K.

Item 8.1 Other Events

 On December 1, 2006, the Registrant announced that NASDAQ has notified the Company that, as a result of the filings of 10-QSBs with financial statements without reviews by outside accountant for last 3 quarters in 2006 with the SEC, it will change the trading symbol for the Registrant's securities from TOTG to
TOTGE at the opening of the business on December 1, 2006.

 Attached hereto as exhibit 99.1 is a copy of the press release issued by the
Registrant on December 4, 2006.

Exhibit Index:

99.1 Press release issued by the Registrant announcing notification by NASDAQ to change the Registrant's trading symbol from TOTG to TOTGE as a result of the
Registrant's filings of 10-QSBs without reviews by an outside accoutant for last
3 quarters in 2006.

                                       2

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              2-Track Global, Inc.

Dated: December 4, 2006                         By: /s/ Mike Jung
                                                  ------------------------------
                                                  Name:  Mike Jung
                                                  Title: Chief Executive Officer